(ICON)

Prudential
Diversified
Bond
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1995

(LOGO)

Prudential Diversified Bond Fund, Inc.

Performance At A Glance.
Many bond investors enjoyed a banner year in 1995. In general, U.S. interest rates fell sharply and bond prices rose significantly, registering some of their best yearly gains ever. Investors are lucky to see one year like this in a lifetime -- we've experienced two in the 1990s alone (the other was 1993). There could hardly have been a better time to launch a new bond mutual fund. We are pleased to report that the Prudential Diversified
Bond Fund in its first year produced higher total returns than the average general bond fund, according to Lipper Analytical
Services.

Cumulative Total Returns1                                 As of 12/31/95
                                        Since
                                      Inception2
Class A                                  19.8%
Class B                                  19.1
Class C                                  19.1
Lipper General Bond Avg3                 18.2

                                     Total Dividends      30-Day
                                     Paid for 12 Mos.    SEC Yield
Dividends
& Yields              Class A             $1.12             6.46%
As of                 Class B             $1.04             6.13
12/31/95              Class C             $1.04             6.13

An investment in the Fund is neither insured nor guaranteed by the U.S. government. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns are not yet available since the Fund has been in existence for slightly less than one year. The Fund charges a maximum sales charge of 4% for Class A shares. Class B shares are subject to a contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, respectively, for six years. Class C shares charge a CDSC of 1% for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2Inception date: The Fund commenced investment operations on 1/10/95. The Lipper average is measured from 1/1/95 to 12/31/95.

3The Lipper General Bond average measures performance of 64 funds since the Fund's inception.

How Investments Compared.
(As of 12/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

High Yield Bond Funds generally provide more income than general bond funds, but are subject to greater credit risk.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy, Fund Manager
(PICTURE)

Portfolio
Manager's Report

The Prudential Diversified Bond Fund allocates its assets among different sectors of the fixed income markets: U.S. government securities, mortgage backed securities, corporate debt securities and foreign (mainly government) securities. Barbara Kenworthy is a "value" investor. She looks for bonds that offer competitive yields and appear to be priced lower than their inherent worth would merit.

Strategy Session.
1995 was one of the best years bond investors are likely to see for a long while. Long-term U.S. interest rates fell sharply all year, to 6% from 8% a year ago, which drove up bond prices significantly (bond prices and interest rates move in the opposite direction). Long-term Treasury bonds posted stunning total returns last year, up 31%, and intermediate-term bonds were up 21%, both measured by Lehman Brothers.

The Prudential Diversified Bond Fund's strategy in 1995 was to generate yield, while still taking advantage of opportunities to provide price gains:

-- U.S. corporate bonds offered higher yields than government bonds, so we bought a lot of them last year. They were 69% of net assets at year end. Some were priced particularly low last year as investors worried about possible corporate financial woes. We particularly liked bonds in the media, entertainment and airline industries.

--Foreign, U.S. dollar-denominated bonds (16% of net assets at year end) also provided better yields than U.S. securities, so we bought them as well. The foreign bond markets offered exceptional bargains last year. Investors were scared off by financial scandals in Europe, South America and Japan. They were concerned that a faltering U.S. economy would stall growth around the world, and they were troubled by political uncertainty in many parts of the globe.

Looking into 1996, our strategy shouldn't change much although we will be watching political events and the economic climate here in the U.S. closely.

Sector Breakdown.
Prudential Diversified Bond Fund, Inc.
as of 12/31/95.
(PIE CHART)


Putting 1995
In Perspective.

Most financial markets posted extraordinary returns in 1995. While investors celebrated this performance, few expect last year's returns to repeat in 1996. It is important to maintain realistic expectations about the future -- differences in yearly returns highlight the importance of diversification and professional management.

What Went Well.

Corporate; High Yield
Bonds Did Well.
Buying U.S. corporate bonds in the intermediate-term maturity range (69% of total net assets) was a good move. Corporate bonds performed well in 1995 because of slow economic growth, low inflation and strengthening corporate earnings. Our holdings were focused in the media and airline industries, which did particularly well. Cable TV operators should benefit from moves in Congress to deregulate their rates. United Airlines, an especially strong bond for us, has emerged from years of cutthroat competition in good shape for the future.

Holding high yield corporate bonds (15% of net assets at year end) was also a good move for us. With interest rates falling, it was hard for income investors to find attractive yields on new bonds, which prompted them to turn to lower-quality, high yield bonds. That helped support high yield bond prices. Our strategy was to look for bonds that seemed to have the potential for an upgrade to their credit ratings (which usually leads to price gains) or for bonds whose prices seemed unusually low considering their credit ratings. Rogers Cable Systems is an example of one high yield company we like -- it's a media giant that should profit both by expanding its services and from cable TV deregulation.

Quebec, Oui!
We invested 16% of net assets (at year end) in foreign bonds issued in U.S. dollars. We bought Province of Quebec bonds at low prices (and high yields) when secession fever was at its height in October. They have since appreciated in price as investors realized secession is years away and the bonds are better credit risks than first realized.

And Not So Well.
We probably put new cash to work a bit more slowly than we should have throughout 1995, considering the bond market's tremendous rally. Holding any assets in cash lowers a bond fund's total return when interest rates fall. But we wanted to be careful to purchase the correct mix of securities early on, and to avoid buying too much in any one area, which would have substantially increased the Fund's risk. We also reduced the Fund's maturity several times during the year, concerned that interest rates might rise, which never happened. We preferred to err on the side of caution, although in hindsight a more aggressive stance would have paid off in even higher total returns.

Looking Ahead.
We think 1996 could be another good year for bond investors. Inflation is low and economic growth is modest, which is generally a good environment for bonds. The economy's health is still a bit unclear and may suffer from January's snowstorms. Furthermore, there's been a recent acceleration of corporate layoffs. Therefore, the Federal Reserve seems likely to reduce interest rates at least one more time in our view, although at this writing it is difficult to anticipate when. If the economy remains flat or dips into recession, investors could see interest rates touching historical lows again this year -- or even moving lower.

Five Largest Holdings.
2.7%   First Union Corp.
       Financial Services
2.6%   Republic of South Africa
       Foreign Government
2.5%   Columbia Gas Systems
       Oil & Gas
2.4%   Salomon
       Financial Services
2.3%   Auburn Hills Trust
       Automotive

Expressed as a percentage of total net assets as of 12/31/95.

President's Letter                                    February 5, 1996
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.
From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments
as of December 31, 1995                 PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
LONG-TERM INVESTMENTS--90.2%
------------------------------------------------------------
Domestic Corporate Bonds--64.8%
Baa2          $  2,000    Advanta National Bank,
                           6.26%, 9/1/97
                           (Financial Services)        $   2,014,000
A2               1,600    Allmerica Financial Corp.,
                           Sr. Notes,
                           7.625%, 10/15/25
                           (Financial Services)            1,681,104
Ba3              1,000    American Standard, Inc.,
                           Sr. Deb.,
                           11.375%, 5/15/04
                           (Consumer Services)             1,105,000
Baa3             2,000    AMR Corp.,
                           9.00%, 8/1/12
                           (Transportation)                2,255,540
A3               1,500    Auburn Hills Trust,
                           Gtd. Cert.,
                           12.00%, 5/1/20
                           (Automotive)                    2,360,640
Baa2             1,000    BayBanks, Inc.,
                           F.R.N.,
                           5.8125%(b), 9/30/97
                           (Financial Services)              998,240
B3               1,000    Cablevision Systems Corp.,
                           9.25%, 11/1/05
                           (Cable & Pay Television
                           Systems)                        1,045,000
B2               1,000    Centennial Cellular Corp.,
                           Sr. Notes,
                           10.125%, 5/15/05
                           (Telecommunications)            1,052,500
                          Colombia / HCA Healthcare
                           Corp.,
A3               2,000    6.91%, 6/15/05                   2,089,480
A3               1,000    7.05%, 12/1/27
                           (Health Care)                   1,004,550
Baa3          $  2,500    Colombia Gas Systems,
                           Inc.,
                           7.62%, 11/28/25
                           (Oil & Gas)                 $   2,544,975
Ba2              2,000    Continental Cablevision,
                           Inc.,
                           Sr. Notes,
                           8.30%, 5/15/06
                           (Cable & Pay Television
                           Systems)                        2,007,500
Baa3             1,000    Coso Funding Corp.,
                           Sr. Notes,
                           8.87%, 12/31/01
                           (Financial Services)            1,075,900
                          Delta Air Lines, Inc.,
                           Sr. Notes,
Ba1              1,000    9.875%, 5/15/00                  1,130,660
Ba1              1,000    9.25%, 3/15/22
                           (Transportation)                1,181,250
Baa3             1,000    Enterprise Rent-A-Car Co.,
                           7.875%, 3/15/98
                           (Transportation)                1,045,670
A3               1,500    Equitable Life Assurance
                           Society of the United
                           States,
                           6.95%, 12/1/05
                           (Insurance)                     1,521,562
                          Federated Department
                           Stores, Inc., Sr. Notes,
Ba1              1,000    10.00%, 2/15/01                  1,080,000
Ba1              2,000    8.125%, 10/15/02
                           (Retail)                        2,010,000
A3               2,500    First Union Corp.,
                           8.00%, 11/15/02
                           (Financial Services)            2,752,600
Ba1                500    Fleming Cos., Inc.,
                           Sr. Notes,
                           10.625%, 12/15/01
                           (Consumer Services)               485,000
A3                 500    General Motors Acceptance
                           Corp.,
                           8.625%, 6/15/99
                           (Financial Services)              541,805

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments
as of December 31, 1995                  PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
    ------------------------------------------------------------
Aa3           $  1,000    Nationwide Life Insurance
                           Co.,
                           9.875%, 2/15/25
                           (Insurance)                 $   1,164,800
                          News America Holdings,
                           Inc.,
                           Sr. Notes,
Baa3             1,000    9.125%, 10/15/99                 1,105,380
Baa3             1,000    7.75%, 12/1/45
                           (Media)                         1,012,940
                          Occidental Petroleum
                           Corp.,
Baa3             1,000    10.125%, 11/15/01                1,195,990
Baa3             1,000    Sr. Notes
                           11.125%, 8/1/10
                           (Oil & Gas)                     1,379,300
Baa2             1,000    Orion Capital Corp.,
                           9.125%, 9/1/02
                           (Financial Services)            1,129,550
                          Paramount Communications,
                           Inc.,
                           Sr. Notes,
Ba2              1,857    5.875%, 7/15/00                  1,832,265
Ba2                500    7.50%, 1/15/02
                           (Communications)                  518,400
Ba2              1,250    Parker & Parsley Petroleum
                           Co.,
                           8.25%, 8/15/07
                           (Oil & Gas)                     1,351,525
                          RJR Nabisco, Inc.,
Baa2             1,000    6.70%, 6/15/02                   1,016,890
Baa3             1,000    8.75%, 8/15/05
                           (Consumer Goods)                1,024,310
Ba2              1,000    Royal Caribbean Cruises
                           Ltd.,
                           Sr. Sub. Notes,
                           11.375%, 5/15/02
                           (Entertainment)                 1,090,000
                          Sears Roebuck Acceptance
                           Corp.,
A2            $  1,000    6.34%, 10/12/00              $   1,013,900
A2               2,000    6.75%, 9/15/05
                           (Financial Services)            2,074,240
                          TCI Communications, Inc.,
                           Sr. Notes,
Baa3             1,300    8.65%, 9/15/04                   1,444,521
Baa3             1,500    8.75%, 8/1/15
                           (Communications)                1,663,005
Ba2              1,000    Tenet Healthcare Corp.,
                           Sr. Notes,
                           9.625%, 9/1/02
                           (Health Care)                   1,100,000
Baa3             1,000    Time Warner Entertainment,
                           Inc., Sr. Deb.,
                           8.375%, 3/15/23
                           (Entertainment)                 1,076,510
Ba1              2,000    Time Warner, Inc.,
                           7.75%, 6/15/05
                           (Media)                         2,082,060
                          Transco Energy Co.,
Baa2               500    9.125%, 5/1/98                     534,230
Baa2               500    9.375%, 8/15/01
                           (Oil & Gas)                       573,745
B2                 295    Ucar Global Enterprises,
                           Inc.,
                           Sr. Sub. Notes,
                           12.00%, 1/15/05
                           (Steel)                           340,725
                          United Air Lines, Inc.,
Baa3             1,800    9.125%, 1/15/12                  2,011,500
Baa3               750    11.21%, 5/1/14                     992,737
Baa3             1,210    9.75%, 8/15/21
                           (Transportation)                1,451,480
Baa3             1,000    USX Corp.,
                           9.80%, 7/1/01
                           (Steel)                         1,151,890

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1995                 PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
    ------------------------------------------------------------
                          Viacom Inc.,
                           Sr. Notes,
Ba2           $  1,000    7.75%, 6/1/05                $   1,061,970
Ba2              1,000    7.625%, 1/15/16                  1,011,875
                           (Entertainment)
                          Total Domestic Corporate
                           Bonds
                           (cost $63,337,479)             66,388,714
------------------------------------------------------------
Foreign Corporate Bonds--8.9%
Aa1              1,000    African Development Bank,
                           6.875%, 10/15/15
                           (Financial Services)            1,030,270
Ba1              1,000    Banco de Commercio
                           Exterior de Colombia,
                           8.625%, 6/2/00
                           (Financial Services)            1,028,000
NR                 500    Financira Energetica
                           Nacional, (Colombia),
                           9.00%, 11/8/99
                           (Financial Services)              525,000
A3               1,000    Kansallis-Osake-Pankki
                           Bank,
                           (Finland), Sub. Notes,
                           10.00%, 5/1/02
                           (Financial Services)            1,196,440
A1               1,000    Petroliam Nasional Berhad
                           Corp. (Malaysia),
                           7.125%, 8/15/05
                           (Oil & Gas)                     1,056,920
Aa3              2,000    Rodamco, NV,
                           (Netherlands)
                           7.30%, 5/15/05
                           (Financial Services)            2,150,700
Ba3              2,000    Rogers Cablesystems Ltd.,        2,150,000
                           (Canada), Sr. Notes,
                           10.00%, 3/15/05
                           (Cable & Pay Television
                           Systems)
                          Total Foreign Corporate
                           Bonds (cost $8,709,593)         9,137,330
Foreign Government Securities--6.6%
A2            $  2,000    Hydro-Quebec,
                           (Canada),
                           8.05%, 7/7/24               $   2,283,520
A2               1,250    Quebec Province,
                           (Canada),
                           7.125%, 2/9/24                  1,257,038
Baa3               500    Republic of Colombia,
                           8.75%, 10/6/99                    528,560
Baa3             2,500    Republic of South Africa,
                           9.625%, 12/15/99                2,696,425
                                                       -------------
                          Total Foreign Government
                           Securities
                           (cost $6,632,940)               6,765,543
------------------------------------------------------------
U. S. Government Securities--4.3%
                 1,000    U.S. Treasury Bond,
                           6.875%, 8/15/25                 1,127,810
                          U.S. Treasury Notes,
                 2,100    6.50%, 8/15/97                   2,142,000
                 1,000    8.875%, 5/15/00                  1,135,000
                                                       -------------
                          Total U.S. Government
                           Securities
                           (cost $4,335,703)               4,404,810
------------------------------------------------------------
U. S. Government Agencies--5.6%
                 2,000    Federal Home Loan Mortgage
                           Corp.,
                           6.71%, 6/11/02                  2,060,320
                 1,500    Federal National Mortgage
                           Association,
                           6.55%, 9/12/05                  1,574,760
                 2,000    Tennessee Valley
                           Authority,
                           6.235%, 7/15/45                 2,071,220
                                                       -------------
                          Total U.S. Government
                           Agencies
                           (cost $5,576,140)               5,706,300
                                                       -------------
                          Total Long-Term
                           Investments
                           (cost $88,591,855)             92,402,697

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Portfolio of Investments
as of December 31, 1995                  PRUDENTIAL DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
    ------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.2%
------------------------------------------------------------
Corporate Bonds--3.9%
Baa1          $  1,000    Marine Midland Bank,
                           Sub. Notes,
                           5.8125%, 9/27/96
                           (Financial Services)        $     998,000
                          Salomon, Inc.,
Baa1               500    6.725%, 2/14/96                    500,187
Baa1             2,400    9.19%, 6/25/96                   2,443,200
                           (Financial Services)        -------------
                          Total Corporate Bonds
                           (cost $3,942,740)               3,941,387
------------------------------------------------------------
Repurchase Agreement--3.3%
                 3,359    Joint Repurchase Agreement
                           Account,
                           5.85%, 1/2/96, (Note 6)
                           (cost $3,359,000)               3,359,000
------------------------------------------------------------
Put Options Purchased
              Contracts
                (a)
              --------
                    50    U.S. Treasury Notes,
                           5.875%, 11/15/05,
                           expiring Feb '96 @
                           99.3125
                           (cost $30,625)                     13,281
                                                       -------------
                          Total Short-Term
                           Investments
                           (cost $7,332,365)               7,313,668
------------------------------------------------------------
Total Investments--97.4%
                          (cost $95,924,220; Note 5)      99,716,365
                          Other assets in excess of
                           liabilities--2.6%               2,686,737
                                                       -------------
                          Net Assets--100%             $ 102,403,102
                                                       -------------
                                                       -------------

---------------
F.R.N.--Floating Rate Note
NR--Not Rated by Moody's or Standard & Poor's.
(a) One contract equals $100,000 face value.
(b) Rate shown reflects current rate of variable rate instruments.
The Fund's current Prospectus contains a description of Moody's and Standard &
Poor's ratings.

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1995 was as follows:

Financial Services....................................   22.6%
U.S. Government & Agency Securities...................   13.3
Transportation........................................    9.8
Oil & Gas.............................................    8.4
Foreign Government Securities.........................    6.6
Communications/Telecommunications.....................    6.3
Cable & Pay Television Systems........................    5.1
Entertainment.........................................    4.2
Health Care...........................................    4.1
Media.................................................    4.1
Retail................................................    3.0
Insurance.............................................    2.6
Automotive............................................    2.3
Consumer Goods........................................    2.0
Consumer Services.....................................    1.5
Steel.................................................    1.5
Other assets in excess of liabilities.................    2.6
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

Statement of Assets and Liabilities       PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$95,924,220)................................................................
     $  99,716,365
Cash.........................................................................
 ...........................              107,521
Interest
receivable...................................................................
 ..................            1,750,361
Deposit with
broker.......................................................................
 ..............            1,144,166
Receivable for Fund shares
sold.........................................................................
            966,183
Deferred expenses and other
assets......................................................................
           202,109
Due from
Manager......................................................................
 ..................                6,959

                               -----------------
   Total
assets.......................................................................
 ..................          103,893,664

                               -----------------
Liabilities
Payable for investments
purchased.......................................................................
          1,144,166
Accrued expenses and other
liabilities..................................................................
            168,059
Payable for Fund shares
reacquired......................................................................
             73,787
Distribution fees
payable......................................................................
 .........               55,249
Dividends
payable......................................................................
 .................               49,301

                               -----------------
   Total
liabilities..................................................................
 ..................            1,490,562

                               -----------------
Net
Assets.......................................................................
 .......................        $ 102,403,102

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......        $       7,425
   Paid-in capital in excess of
par.....................................................................
    98,356,413

                               -----------------

                                    98,363,838
   Accumulated net realized gain on
investments.........................................................
   247,119
   Net unrealized appreciation on
investments...........................................................
   3,792,145

                               -----------------
Net assets, December 31,
1995...........................................................................
      $ 102,403,102

                               -----------------

                               -----------------
Class A:
   Net asset value and redemption price per share
      ($14,275,528 / 1,035,221 shares of common stock issued and
outstanding)...........................                 $13.79
   Maximum sales charge (4.0% of offering
price)........................................................
 .57
   Maximum offering price to
public.....................................................................
           $14.36
Class B:
   Net asset value, offering price and redemption price per share
      ($85,472,077 / 6,197,455 shares of common stock issued and
outstanding)...........................               $13.79
Class C:
   Net asset value, offering price and redemption price per share
      ($2,655,497 / 192,542 shares of common stock issued and
outstanding)..............................               $13.79

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  January 10,
                                                    1995(a)
                                                    Through
Net Investment Income                          December 31, 1995
                                               -----------------
Income
   Interest.................................      $ 3,945,453
                                               -----------------
Expenses
   Distribution fee--Class A................           10,837
   Distribution fee--Class B................          317,851
   Distribution fee--Class C................            9,532
   Management fee...........................          254,378
   Custodian's fees and expenses............          108,000
   Transfer agent's fees and expenses.......           89,000
   Registration fees........................           72,000
   Reports to shareholders..................           50,000
   Amortization of deferred organization
      expenses..............................           48,630
   Audit fee and expenses...................           25,000
   Directors' fees..........................           22,500
   Legal fees and expenses..................           15,000
   Miscellaneous............................            1,004
                                               -----------------
      Total expenses........................        1,023,732
   Less: Management fee waiver (Note 2).....         (203,502)
      Expense subsidy (Note 4)..............         (116,791)
                                               -----------------
      Net expenses..........................          703,439
                                               -----------------
Net investment income.......................        3,242,014
                                               -----------------
Realized and Unrealized
Gain on Investments
Net realized gain on:
   Investment transactions..................        1,770,665
   Written options transactions.............            3,047
                                               -----------------
                                                    1,773,712
Net unrealized appreciation on
   investments..............................        3,792,145
                                               -----------------
Net gain on investments.....................        5,565,857
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $ 8,807,871
                                               -----------------
                                               -----------------
---------------
(a) Commencement of investment operations.

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                                January 10,
                                                  1995(a)
Increase (Decrease)                               Through
in Net Assets                                December 31, 1995
                                             -----------------
Operations
   Net investment income...................    $   3,242,014
   Net realized gain on investment
      transactions.........................        1,773,712
   Net unrealized appreciation on
      investments..........................        3,792,145
                                             -----------------
   Net increase in net assets resulting
      from operations......................        8,807,871
                                             -----------------
Dividends and distributions (Note 1)
   Dividends to shareholders from net
      investment
      income
      Class A..............................         (499,866)
      Class B..............................       (2,663,152)
      Class C..............................          (78,996)
                                             -----------------
                                                  (3,242,014)
                                             -----------------
   Distributions to shareholders from net
      realized gains
      Class A..............................         (209,652)
      Class B..............................       (1,276,511)
      Class C..............................          (40,430)
                                             -----------------
                                                  (1,526,593)
                                             -----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold...........      108,185,016
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions..........        3,228,879
   Cost of shares reacquired...............      (13,150,057)
                                             -----------------
   Net increase in net assets from Fund
      share transactions...................       98,263,838
                                             -----------------
Total increase.............................      102,303,102
Net Assets
Beginning of period........................          100,000
                                             -----------------
End of period..............................    $ 102,403,102
                                             -----------------
                                             -----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
-----                                  8      See Notes to Financial Statements.

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Prudential Diversified Bond Fund, Inc. (the ``Fund''), which was incorporated in
Maryland on September 1, 1994, is registered under the Investment Company Act of
1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Mutual Fund Management, Inc. (``PMF''). Investment operations commenced on January 10, 1995.
The Fund's investment objective is to achieve high current income consistent with an appropriate balance between risk and reward. The Fund will seek to achieve this objective by allocating its assets among sectors of the fixed income securities markets, U.S. Government securities, mortgage-backed securities, corporate debt, and foreign securities based upon an evaluation of current market and economic conditions.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on
written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no written options outstanding at December 31, 1995.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income.
--------------------------------------------------------------------------------
                                                                         9 -----

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund. For the period ended December 31, 1995, PMF waived 80% of its management fee. The amount of fees waived for the period ended December 31, 1995 amounted to $203,502 ($.05 per share for Class A, B and C shares; .40 of 1% of average daily net assets, annualized). The Fund is not required to reimburse PMF for such waiver.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is distributor of the Class B and Class C shares of the Fund. The Fund compensates PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PMFD has agreed to limit its distribution-related fees to .15 of 1% of average daily net assets for the fiscal year ended December 31, 1995. With respect to the Class B and Class C Plans, PSI has agreed to limit its distribution fee, to .75 of 1% of average daily net assets of Class B and Class C shares, respectively, for the period ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $279,600 in front-end sales charges resulting from sales of Class A shares during the period ended December 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the period ended December 31, 1995, it received approximately $71,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended December 31, 1995, the Fund incurred fees of approximately $76,000 for the services of PMFS. As of December 31, 1995, approximately $12,500 of such fees were due to PMFS. Transfer agent fees and expenses in the
--------------------------------------------------------------------------------
-----                                  10

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF voluntarily agreed to subsidize operating expenses so that total Fund operating expenses do not exceed .90%, 1.50% and 1.50% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the period ended December 31, 1995, PMF subsidized $116,791 ($.03 per share for Class A,
B
and C shares; .23% of average daily net assets, annualized) of the Fund's expenses. The Fund is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended December 31, 1995 were $218,286,047 and $130,480,809, respectively.
The federal income tax cost basis of the Fund's investments at December 31, 1995 was $95,943,459 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,772,906 (gross unrealized appreciation-$3,837,415; gross unrealized depreciation-$64,509).
Transactions in written options during the period ended December 31, 1995 were as follows:

                                       Number of    Premiums
                                       Contracts    Received
                                       ----------   --------
Options written                                20   $  9,688
Options expired                               (10)    (3,047)
Options exercised                             (10)    (6,641)
                                       ----------   --------
Options outstanding at December 31,
  1995                                          0          0
                                       ----------   --------
                                       ----------   --------

------------------------------------------------------------
Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1995, the Fund had a 0.29% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $3,359,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest was $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest was $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278, due 1/2/96. The value of the collateral including accrued interest was $372,300,053.
Morgan Stanley & Co., Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including interest was $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest was $372,300,416.
------------------------------------------------------------
Note 7. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 2 billion shares of common stock, $.001 par value per share, divided into three classes, designated Class A, B and Class C, each of which consists of
1 billion, 500 million and 500 million authorized shares, respectively. Of the 7,425,218 shares of common stock issued and outstanding at December 31, 1995, PMF owned 8,000.
--------------------------------------------------------------------------------
                                                                        11 -----
Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Transactions in shares of common stock for the period January 10, 1995 (commencement of operations) through December 31, 1995 were as follows:

Class A                                  Shares       Amount
--------------------------------------  ---------   -----------
Shares sold...........................  1,149,425   $15,161,009
Shares issued in reinvestment of
  dividends and distributions.........     39,135       528,573
Shares reacquired.....................   (242,566)   (3,231,169)
                                        ---------   -----------
Net increase in shares
  outstanding before conversion.......    945,994    12,458,413
Shares issued upon conversion from
  Class B.............................     86,560     1,185,549
                                        ---------   -----------
Net increase in shares outstanding....  1,032,554   $13,643,962
                                        ---------   -----------
                                        ---------   -----------
Class B
--------------------------------------
Shares sold...........................  6,807,170   $90,362,412
Shares issued in reinvestment of
  dividends and distributions.........    193,355     2,618,478
Shares reacquired.....................   (719,177)   (9,697,206)
                                        ---------   -----------
Net increase in shares
  outstanding before conversion.......  6,281,348    83,283,684
Shares reacquired upon conversion
  into Class A........................    (86,560)   (1,185,549)
                                        ---------   -----------
Net increase in shares outstanding....  6,194,788   $82,098,135
                                        ---------   -----------
                                        ---------   -----------
Class C
--------------------------------------
Shares sold...........................    200,032   $ 2,661,595
Shares issued in reinvestment of
  dividends and distributions.........      6,043        81,828
Shares reacquired.....................    (16,199)     (221,682)
                                        ---------   -----------
Net increase in shares outstanding....    189,876   $ 2,521,741
                                        ---------   -----------
                                        ---------   -----------

--------------------------------------------------------------------------------
-----                                  12

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

    Class A           Class B           Class C

 -------------     -------------     -------------

  January 10,       January 10,       January 10,

    1995(a)           1995(a)           1995(a)

    Through           Through           Through

 December 31,      December 31,      December 31,

     1995              1995              1995

 -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........................................
    $ 12.50           $ 12.50           $ 12.50

     ------            ------             -----
Income from investment operations
Net investment income(b)....................................................
        .90               .82               .82
Net realized and unrealized gain on investment transactions.................
       1.51              1.51              1.51

     ------            ------             -----
   Total from investment operations.........................................
       2.41              2.33              2.33

     ------            ------             -----
Less distributions
Dividends from net investment income........................................
       (.90)             (.82)             (.82)
Distributions from net realized gains.......................................
       (.22)             (.22)             (.22)

     ------            ------             -----
   Total distributions......................................................
      (1.12)            (1.04)            (1.04)

     ------            ------             -----
Net asset value, end of period..............................................
    $ 13.79           $ 13.79           $ 13.79

     ------            ------             -----

     ------            ------             -----
TOTAL RETURN(d).............................................................
      19.80%            19.11%            19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).............................................
    $14,276           $85,472           $ 2,655
Average net assets (000)....................................................
    $ 7,428           $43,574           $ 1,307
Ratios to average net assets(b)/(c):
   Expenses, including distribution fees....................................
        .87%             1.47%             1.47%
   Expenses, excluding distribution fees....................................
        .72%              .72%              .72%
   Net investment income....................................................
       6.92%             6.32%             6.32%
Portfolio turnover rate.....................................................
        260%              260%              260%
---------------

 (a) Commencement of investment operations.
 (b) Net of expense subsidy and fee waiver.
 (c) Annualized.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

Independent Auditors' Report              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Diversified Bond Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Diversified Bond Fund, Inc. as of December 31, 1995, the related statements of operations and of changes in net assets, and the financial highlights for the period January 10, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Bond Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the above stated period, in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
February 9, 1996
--------------------------------------------------------------------------------
-----                                  14

Getting The Most From Your Prudential Mutual Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

-- Prudential Diversified Bond Fund, Inc.  == Lehman Bros. Aggregate Bond Index

The Prudential Diversified Bond Fund, Inc. and the Lehman Bros.
Aggregate Bond Index: Comparing a $10,000 Investment.


Average Annual
Total Returns
----------------
With Sales Load
15.0% Since Inception
                                                  Class A
                                                  (GRAPH)
Without Sales Load
19.8% Since Inception


Average Annual
Total Returns
--------------
With Sales Load
14.1% Since Inception
                                                  Class B
                                                  (GRAPH)
Without Sales Load
19.1% Since Inception

Average Annual
Total Returns
--------------
With Sales Load
18.1% Since Inception
                                                  Class C
                                                  (GRAPH)
Without Sales Load
19.1% Since Inception

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential Diversified Bond
Fund (Class A, Class B and Class C) with a similar investment in the Lehman Brothers Aggregate Bond Index (the Index) by portraying the initial account values at the end of this reporting period (December
31), as measured on a quarterly basis, beginning in 1995. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1995; ( c ) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares approximately seven years after purchase.
This conversion feature is not reflected in the graphs.

The Index is a weighted index comprised of securities with a remaining maturity of one to 30 years, which are issued or backed by the U.S. government (including mortgage backed securities) and its agencies, or issued by private corporations. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Fund's investors. The Index's holdings differ from the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Internet Address:
http:\\www.prudential.com
(LOGO)

Directors
Thomas R. Anderson
Eugene C. Dorsey
Richard A. Redeker
Robin B. Smith

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Friedman, Hoffman & Goodman LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74431J102  MF166E
74431J201  Cat.# 42M173R
74431J300